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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 April 1, 2002
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                      000-28761                88-0380546
       ------                      ---------                ----------
  (State or Other           (Commission File Number)        (IRS Employer
  Jurisdiction of                                          Identification No.)
  Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida            33433
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (561) 393-0605
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



                               JagNotes.com Inc.
             ------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)



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Item 5.  Other Events.

On April 1, 2002, Thomas J. Mazzarisi, the Executive Vice President, Chief Financial Officer and General Counsel of JAG Media Holdings, Inc. (formerly known as JagNotes.com Inc.) (the "Company"), loaned the Company $200,000 out of proceeds that he received from the sale of shares of Company common stock in the open market. The loan is subject to the terms and conditions of an unsecured promissory note issued by the Company to Mr. Mazzarisi on such date. The note, which is payable in full to Mr. Mazzarisi on July 1, 2002, bears interest at a rate of 2.69% per annum and may be prepaid in whole or part at any time without premium or penalty.

On April 1, 2002, Stephen J. Schoepfer, the Company's Executive Vice President and Chief Operating Officer, loaned the Company $200,000 out of proceeds that he received from the sale of shares of Company common stock in the open market. The loan is subject to the terms and conditions of an unsecured promissory note issued by the Company to Mr. Schoepfer on such date. The note, which is payable in full to Mr. Schoepfer on July 1, 2002, bears interest at a rate of 2.69% per annum and may be prepaid in whole or part at any time without premium or penalty.

The Company intends to use the proceeds of these loans to fund existing payables and for general corporate purposes. A copy of the aforementioned promissory notes are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

On April 8, 2002, the Company filed a Certificate of Amendment of its Articles of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Nevada. The Certificate of Amendment provided for a recapitalization of the Company's capital stock and a change in the Company's corporate name from JagNotes.com Inc. to JAG Media Holdings, Inc., each of which was approved by the Company's stockholders at a Special Meeting held on February 21, 2002. A copy of the final Certificate of Amendment as filed with the Nevada Secretary of State is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On April 16, 2002, the Company issued a press release announcing the status of the mailing of new Class A and Series 1 Class B common share certificates to stockholders of the Company. A copy of the press release, dated April 16, 2002, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

3.1 Certificate of Amendment of Articles of Incorporation of the Company as filed with the Secretary of State of the State of Nevada on April 8, 2002.

4.1 Promissory Note, dated April 1, 2002 in the amount of $200,000 issued to Thomas J. Mazzarisi.

4.2 Promissory Note, dated April 1, 2002 in the amount of $200,000 issued to Stephen J. Schoepfer.

99.1     Press Release of the Company, dated April 16, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         JAG Media Holdings, Inc.


Date: April 16, 2002                     By: /s/ Gary  Valinoti
                                             -----------------------------
                                         Name: Gary Valinoti
                                         Title:   President & CEO


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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -------------
3.1            Certificate of Amendment of Articles of Incorporation
               of the Company as filed with the Secretary of State of the State of Nevada on April 8, 2002.

4.1 Promissory Note, dated April 1, 2002 in the amount of $200,000 issued to Thomas J. Mazzarisi.

4.2 Promissory Note, dated April 1, 2002 in the amount of $200,000 issued to Stephen J. Schoepfer.

99.1           Press Release of the Company, dated April 16, 2002.







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